UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                           EDEN BIOSCIENCE CORPORATION

             (Exact name of registrant as specified in its charter)

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
        Washington                          0-31499                    91-1649604

(State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                   Identification Number)
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                       3830 Monte Villa Parkway, Suite 100
                         Bothell, Washington 98021-6942

          (Address of principal executive offices, including zip code)

                                 (425) 806-7300

              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit No.   Description

   99.1 Press release dated April 24, 2003 containing the financial results for the first quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished pursuant to Item 12)

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On April 24, 2003, EDEN Bioscience Corporation (the "Company") issued a press release announcing the Company's financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDEN BIOSCIENCE CORPORATION


                                      By: /s/ Bradley S. Powell
                                          --------------------------------------
                                      Bradley S. Powell
                                      Vice President of Finance, Chief Financial
                                      Officer and Secretary

April 24, 2003

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EXHIBIT INDEX

Exhibit No.   Description

   99.1 Press release dated April 24, 2003 containing the financial results for the first quarter ended March 31, 2003.